CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

Supra Institutional Shares (CSFOX)

Institutional Shares (CFROX)

PROSPECTUS

February 1, 2019

Beginning on February 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at (844) 856-1516 or caravan.ta@atlanticfundservices.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (844) 856-1516 or caravan.ta@atlanticfundservices.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to the Caravan Frontier Markets Opportunities Fund.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance Information	6
Management	7
Purchase and Sale of Fund Shares	7
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
Details Regarding Principal Investment Strategies And Risks	9
Additional Information Regarding Principal Investment Strategies	9
Additional Information Regarding Principal Investment Risks	10
Management	16
Investment Adviser	16
Portfolio Manager	16
Other Service Providers	17
Fund Expenses	17
Your Account	18
General Information	18
How to Contact the Fund	18
Choosing a Share Class	20
Buying Shares	21
Selling Shares	24
Retirement Accounts	27
Other Information	28
Financial Highlights	31

SUMMARY SECTION

Investment Objective

The Caravan Frontier Markets Opportunities Fund (the “Fund”) seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Supra Institutional Shares	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	1.94%	3.42%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses(1)	3.09%	4.57%
Fee Waiver and/or Expense Reimbursement(2)	(1.74)%	(2.92)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	1.65%

(1)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses (“AFFE”).

(2)	Caravan Capital Management, LLC (the “Adviser”) has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Supra Institutional Shares and Institutional Shares to 1.30% and 1.60%, respectively, through February 1, 2020 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time periods described below. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Supra Institutional Shares	$137	$790	$1,468	$3,280
Institutional Shares	$168	$1,116	$2,073	$4,502

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses

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or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies located in “frontier market countries.” This investment strategy may be changed at any time upon 60 days’ prior notice to shareholders.

The Adviser defines the term “frontier market” as (1) those countries included in the MSCI Frontier Emerging Markets Index; or (2) those countries with a weighting of less than 2% of the MSCI Emerging Markets Index; or (3) other countries in the early stages of market development, as specifically set forth below. The MSCI Frontier Emerging Markets Index, the Fund’s primary benchmark index, is a float-adjusted market capitalization index that, as of December 31, 2018, represents 34 frontier countries and is designed to measure equity market performance in global frontier markets, as defined by MSCI. The MSCI Emerging Markets Index is a float-adjusted market capitalization index that, as of December 31, 2018, represents 24 emerging countries and is designed to measure equity market performance in global emerging markets, as defined by MSCI. Frontier markets in which the Fund invests may include, among others, Argentina, Azerbaijan, Bahrain, Bangladesh, Belarus, Botswana, Bulgaria, Cambodia, Colombia, Cote d’Ivoire, Croatia, Czech Republic, Ecuador, Egypt, Estonia, Georgia, Ghana, Hungary, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Macedonia, Malawi, Mauritius, Mongolia, Montenegro, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Qatar, Romania, Saudi Arabia, Serbia, Slovakia, Slovenia, Sri Lanka, Swaziland, Tanzania, Trinidad & Tobago, Tunisia, Turkey, Turkmenistan, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam, Zambia, and Zimbabwe. The countries that comprise frontier markets may change from time to time. The location of the companies in which the Fund invests will be determined by a company’s country of incorporation, by the location of the securities exchange on which its securities are principally traded, or where it derives the majority of its revenues at the time of the Fund’s investment.

Potential investments will include equities of a broad range of market capitalizations, but given the focus of the investment strategy on frontier market countries, it is anticipated that a significant portion of the Fund’s portfolio will be in small and medium-sized companies. The Fund may invest up to 35% of its total assets in securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Fund’s benchmark index, currently the MSCI Frontier Emerging Markets Index. The Fund will not invest more than 15% of its net assets in illiquid securities.

The equity securities in which the Fund invests may include common stock, preferred stock, securities convertible into common stock, rights, warrants, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest in pooled investment vehicles, including investment companies and exchange-traded funds (“ETFs”) that the Adviser believes provide similar earnings, revenue, or growth potential as the equity securities in which the Fund principally invests. The Fund’s investments in such pooled investment vehicles, investment companies, and ETFs will count toward satisfaction of the Fund’s 80% policy.

The Fund may invest up to 20% of its net assets in the equity securities of companies in emerging and developed markets. In addition, the Fund may invest a significant portion of the Fund’s total assets in cash or cash equivalents if the Adviser’s process does not identify other appropriate investments for the Fund.

The Fund may utilize various derivative instruments for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may use equity derivatives such as participation notes to achieve investment exposure to frontier market companies. The Fund may also invest directly in foreign currencies, which may be part of a hedging strategy or for speculative purposes. The Adviser may, in its discretion, seek to hedge the currency risk attendant to certain foreign securities positions. Currency investments may include both cash market transactions, as well as forward contracts and options. The Fund’s investments in participation notes will be counted toward satisfaction of the Fund’s 80% policy, as such participation notes are expected to have economic characteristics similar to the securities included within that policy.

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Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More information on the Fund’s principal investment strategies and principal risks is contained in the Fund’s Statement of Additional Information (the “SAI”). The following principal risks could affect the value of your investment:

Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities or any changes in the issuer’s credit rating. Convertible securities are subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities.

Currency Risk. The Fund may invest in securities that trade in and/or receive revenues in foreign currencies or in derivatives that provide exposure to foreign currencies. These investments are subject to the risk that the foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. The value of foreign currencies can change rapidly and unexpectedly.

Depositary Receipts Risk. The risks of depositary receipts include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

Derivatives Risk. Derivatives, such as options, futures, forwards and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid. The Fund’s use of derivatives may also expose the Fund to greater or different risks, including the following:

Correlation Risk is the risk of imperfect correlation between the value of these instruments and the underlying assets.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically involve expenses.

Leverage Risk Leverage is an economic effect resulting from additional investment exposure, which creates the potential for magnified gains or losses. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate investments when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not

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limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Tax Risk is the risk that the use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Equity Risk. Equity holdings, which include common stocks, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Foreign Currency Risk. The Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to the blockage of foreign currency exchanges or otherwise.

Foreign Investments Risk. Foreign investments may be subject to the same risks as domestic investments and to additional risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Forward and Futures Contracts Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset or index; (ii) possible lack of a liquid secondary market for a forward contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may also have to sell investments at a time when it may be disadvantageous to do so.

Frontier and Emerging Markets Risk. Frontier and emerging markets investments are subject to the same risks as foreign investments and also to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on frontier and emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Industry Concentration Risk (Commercial Banking). Investment opportunities in many frontier markets may be concentrated in the Commercial Banks industry. Consistant with the Fund’s investment restriction regarding concentration, the Fund may have a high concentration of investments in the Commercial Banks industry. The Commercial Banks industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater

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adverse effect on the Commercial Banks of a frontier market economy than on other industries of its economy. Because the Fund’s investments will, at times, be concentrated in the Commercial Banks industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments at an appropriate time or at a reasonable price, which may result in a loss to the Fund. Liquidity can decline unpredictably and investments that are illiquid are typically more difficult to value than investments with more active markets.

Management Risk. The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods.

Mid Capitalization Company Risk. Investments in mid capitalization companies may be less liquid and their securities’ prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. Price valuations or market movements may not justify purchasing options on individual securities, stock indexes or ETFs, or, if purchased, the options may expire unexercised, causing the Fund to lose the premium paid for the options.

Participation Notes Risk. Participation notes are issued by banks or broker-dealers or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

Preferred Stock Risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

Registered Investment Company, Exchange-Traded Funds and Exchange-Traded Products Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies , ETF or ETP invest. By investing in another investment company , ETF or ETP, the Fund becomes a shareholder of that investment company , ETF or ETP and bears its proportionate share of the fees and expenses of the other investment company , ETF or ETP. ETF shares trade in the secondary market and may be purchased by the Fund at a premium or discount to their NAV. When selling such securities, the Fund may not sell at the same premium or discount and may lose money on the premium or discount.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. If a right or warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right or warrant. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

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Small and Micro Capitalization Company Risk. The Fund’s investments in small and micro capitalization companies may be less liquid and their securities’ prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Value Investment Risk. The Fund may invest in securities the Adviser believes are undervalued. The value of the Fund’s shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing the performance of the Supra Institutional Shares of the Fund and by showing how the average annual returns of the Fund’s Institutional Shares compare with those of a broad measure of market performance. Because the Institutional Shares have higher expenses than the Supra Institutional Shares, the performance of the Institutional Shares would be lower than the performance that the Supra Institutional Shares realized for the same period. Updated performance information is available by calling (844) 856-1516 (toll free).

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31

Supra Institutional Shares

During the period shown, the highest return for a quarter was 4.16% for the quarter ended March 31, 2018, and the lowest return was -10.74% for the quarter ended June 30, 2018.

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Average Annual Total Returns

(For the periods ended December 31, 2018)

		Since
		Inception
	1 Year	11/14/17
Institutional Shares - Return Before Taxes	-21.57%	-18.58%
Supra Institutional Shares - Return Before Taxes	-21.32%	-18.44%(1)
Supra Institutional Shares - Return After Taxes on Distributions	-21.47%	-18.57%(1)
Supra Institutional Shares - Return After Taxes on Distributions and Sale of Fund
Shares	-12.30%	-13.88%(1)
MSCI Frontier Emerging Markets Index
(reflects no deduction for fees, expenses or taxes)	-16.77%	-10.61%
MSCI Frontier Emerging Markets Net Total Return Index
(reflects no deduction for fees, expenses or taxes)	-14.60%	-8.41%

(1)	Supra Institutional Shares commenced operations on November 15, 2017. Performance for the since inception period is a blended average annual return which includes the returns of Institutional Shares (inception date November 14, 2017) prior to the commencement of operations of Supra Institutional Shares.

MSCI Frontier Emerging Markets Index is a float-adjusted market capitalization index that, as of September 30, 2018, represents 34 frontier countries and is designed to measure equity market performance in global frontier markets, as defined by MSCI.

MSCI Frontier Emerging Markets Net Total Return Index is a float-adjusted market capitalization index representing 34 frontier countries and is designed to measure equity market performance (net of fees) in global frontier markets, as defined by MSCI.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Supra Institutional Shares of the Fund and after-tax returns for the Institutional Shares will vary.

Management

Investment Adviser. Caravan Capital Management, LLC is the Fund’s investment adviser.

Portfolio Manager. Cliff Quisenberry, Founder, Chief Executive Officer, and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund and has served as portfolio manager of the Fund since its inception in 2017.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the Fund by calling (844) 856-1516 (toll free) or writing to the Fund at Caravan Frontier Markets Opportunities Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

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	Supra Institutional Shares		Institutional Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$10,000,000	$1,000,000	$100,000	$10,000
Retirement Accounts	$10,000,000	$1,000,000	$100,000	$10,000

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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DETAILS REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The Fund seeks long term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days’ notice prior to making any changes to the investment objective.

Additional Information Regarding Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies located in “frontier market countries.” This investment strategy may be changed at any time upon 60 days’ prior notice to shareholders.

The Adviser considers “frontier market” countries to be (1) those countries included in the MSCI Frontier Emerging Markets Index; or (2) those countries with a weighting of less than 2% of the MSCI Emerging Markets Index; or (3) other countries in the early stages of market development, as specifically set forth below. The MSCI Frontier Emerging Markets Index, the Fund’s primary benchmark index, is a float-adjusted market capitalization index that, as of December 31, 2018, represents 34 frontier countries and is designed to measure equity market performance in global frontier markets, as defined by MSCI. The MSCI Emerging Markets Index is a float-adjusted market capitalization index that, as of December 31, 2018, represents 24 emerging countries and is designed to measure equity market performance in global emerging markets, as defined by MSCI. Frontier markets in which the Fund invests may include, among others, Argentina, Azerbaijan, Bahrain, Bangladesh, Belarus, Botswana, Bulgaria, Cambodia, Colombia, Cote d’Ivoire, Croatia, Czech Republic, Ecuador, Egypt, Estonia, Georgia, Ghana, Hungary, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Macedonia, Malawi, Mauritius, Mongolia, Montenegro, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Qatar, Romania, Saudi Arabia, Serbia, Slovakia, Slovenia, Sri Lanka, Swaziland, Tanzania, Trinidad & Tobago, Tunisia, Turkey, Turkmenistan, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam, Zambia, and Zimbabwe. The countries that comprise frontier markets may change from time to time. The location of the companies in which the Fund invests will be determined by a company’s country of incorporation, by the location of the securities exchange on which its securities are principally traded, or where it derives the majority of its revenues at the time of the Fund’s investment.

Potential investments will include equities of a broad range of market capitalizations, but given the focus of the investment strategy on frontier market countries, it is anticipated that a significant portion of the Fund’s portfolio will be in small, medium and micro-cap companies. The Fund may invest up to 35% of its total assets in securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Fund’s benchmark index, currently the MSCI Frontier Emerging Markets Index. The Fund will not invest more than 15% of its net assets in illiquid securities.

The equity securities in which the Fund invests may include common stock, preferred stock, securities convertible into common stock, rights, warrants, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest in pooled investment vehicles, including investment companies and exchange-traded funds (“ETFs”) that the Adviser believes provide similar earnings, revenue, or growth potential as the equity securities in which the Fund principally invests. The Fund’s investments in such pooled investment vehicles, investment companies, and ETFs will count toward satisfaction of the Fund’s 80% policy.

The Fund may invest up to 20% of its net assets in the equity securities of companies in emerging and developed markets. In addition, the Fund may invest a significant portion of the Fund’s total assets in cash or cash equivalents if the Adviser’s process does not identify other appropriate investments for the Fund.

The Fund may utilize various derivative instruments for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may use equity derivatives such as participation notes to achieve investment exposure to frontier market companies. The Fund may also invest directly in foreign currencies, which may be part of a hedging strategy or for speculative purposes. The Adviser may, in its discretion, seek to hedge the currency risk attendant to certain foreign securities positions. Currency investments may include both cash market transactions, as well as forward contracts and options. The Fund’s investments in participation notes will be counted toward satisfaction of the Fund’s

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80% policy, as such participation notes are expected to have economic characteristics similar to the securities included within that policy.

Adviser’s Investment Process

The Adviser’s approach to managing the Fund combines top-down and bottom-up investment techniques to provide broad and diversified exposure to frontier markets. The strategy utilizes a disciplined portfolio construction process to actively select countries and companies. At the stock level, the Adviser utilizes a value-driven approach, focusing on valuations relative to fundamental quality and growth. The Adviser also employs an opportunistic style, focused primarily on investor relations, to exploit unique opportunities in frontier markets.

The Adviser’s sell discipline is driven by a given security’s valuation. The Adviser compares a security’s market valuation with a target valuation calculated by the Adviser prior to the time the investment is made. The Adviser’s decision to sell a position may also be driven by an assessment of how a given country, sector, or company affects the global positioning and characteristics of the Fund’s portfolio. The Adviser may decide to sell a position when a company’s fundamental outlook deteriorates because of valuation and price considerations, including as a result of implementation of laws restricting foreign investment, nationalizing or expropriating publicly traded companies, implementation of restrictive capital controls; or when a country becomes a failed state or has a significant economic collapse. In addition, the Adviser may sell a position in order to meet shareholder redemptions.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The principal risks that may adversely affect the Fund’s net asset value (“NAV”) per share or total return have previously been summarized under the Fund’s “Summary Section.” These risks are discussed in more detail below.

The Fund is designed for long-term investors and is not a complete investment program. You may lose money by investing in the Fund.

Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Holding cash subjects the Fund to the credit risk of the depositary institution.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities or any changes in the issuer’s credit rating. Convertible securities often display a degree of market price volatility that is comparable to common stocks and are also subject to additional risks, including risk of default on interest or principal payments, which could result in a loss of income from or a decline in value of the securities. Convertible securities are subject to the risk that the credit rating of the issuer may have an effect on the convertible securities’ investment value.

Currency Risk. Because the Fund invests in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value

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relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The value of foreign securities can change rapidly and unexpectedly. Suitable hedging instruments may not be available for all foreign currencies.

Depositary Receipts Risk. Investments in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of depositary receipts may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading. In addition, issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. The successful use of derivatives generally depends on the Adviser’s ability to predict market movements.

The Fund may use derivatives as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. Under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investments in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) exposure to a portfolio asset or risk. The Fund may also use derivatives to manage cash.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk, and general market risks. The Fund’s use of derivatives may also expose the Fund to greater or different risks include the following:

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in value of the derivatives may not correlate perfectly with the underlying asset or security.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Leverage Risk. Leverage is an economic effect resulting from additional investment exposure, which creates the potential for magnified gains or losses. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate investments when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation and offsetting positions will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets and offsetting positions to the extent that, but for the applicable segregation requirement and/or the need for the offsetting positions, the Fund would sell the segregated assets and/or offsetting positions.

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Tax Risk is the risk that the use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a RIC. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Equity Risk. Equity holdings, including common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities.

Foreign Currency Risk. Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Foreign Investments Risk. The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization, increased taxation or confiscation of investors’ assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer’s securities may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Forward and Futures Contracts Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset or index; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so. Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

Frontier and Emerging Markets Risk. Frontier and emerging markets investments are subject to the same risks as foreign investments and also to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on frontier and emerging markets are potentially illiquid

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and may be subject to volatility and high transaction costs. The value of the Fund’s assets may be adversely affected by: political, economic, social and religious instability; changes in laws or regulations of countries within frontier and emerging markets; international relations with other nations; and military activity. Furthermore, the economies of many frontier and emerging market countries may differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payment position, and sensitivity to changes in global trade. The governments of certain countries have placed restrictions on the operational freedom of private enterprise, and have or may nationalize private assets, including securities held by the Fund. Frontier and emerging market countries also have different accounting standards, corporate disclosure, governance and regulatory requirements than does the United States. As a result, there may be less publicly available information about securities in frontier and emerging market countries. There is generally less governmental regulation of stock exchanges, brokers and issuers than in the United States, which may result in less transparency with respect to frontier and emerging market securities. The Fund may have difficulty obtaining or enforcing judgments against issuers of frontier and emerging market securities. Any adverse event in the frontier and emerging markets may have a significant adverse effect on the economies of the region as well as the Fund.

Industry Concentration Risk (Commercial Banks). Investment opportunities in many frontier markets may be concentrated in the Commercial Banks industry. Consistent with the Fund’s investment restriction regarding concentration, the Fund, may have a high concentration of investments in the Commercial Banks industry. The Commercial Banks industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the Commercial Banks industry of a frontier market economy than on other industries of its economy.

Because the Fund’s investments will, at times, be concentrated in the Commercial Banks industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

Investment Risk. Investments in the Fund are subject to investment risk, including the possible loss of the entire principal amount that you invest.

Liquidity Risk. Certain of the Fund’s holdings may be difficult (or impossible) to sell at an appropriate time and price. As a result, the Fund may have to hold these investments longer than more liquid securities and may forego other investment opportunities. Liquidity can decline unpredictably and investments that are illiquid are typically more difficult to value than investments with more active markets. There is a possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Management Risk. The Fund is actively managed and its performance will reflect the Fund’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. Investments selected by the Adviser for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. Further, the Fund’s performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Mid Capitalization Company Risk. Investments in mid capitalization companies may entail greater risks, and their securities’ prices may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of mid capitalization companies may be traded in lower volume and be less liquid. The general market may not favor mid capitalization companies in which the Fund invests and as a result the Fund could underperform the general market. Mid capitalization companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Options Risk. The Fund’s investment in options may have additional risks. The success of the Fund’s investment in options depends upon many factors, such as the price of the options which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors. These factors may change rapidly over time.

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Participation Notes Risk. Participation notes are issued by banks or broker-dealers or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note. Participation notes are not traded on exchanges, are privately issued, and may be illiquid. Due to liquidity and transfer restrictions, the secondary markets on which participation notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for the notes and may cause the value of the participation notes to decline.

Preferred Stock Risk. If interest rates rise, the dividend on preferred stock may be less attractive, causing the price of preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity, which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. Unlike debt securities, preferred stock dividends are payable at the discretion of the issuer’s board of directors. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. The rights of preferred stock on distribution of an issuer’s assets in the event of its liquidation are generally subordinated to the rights associated with an issuer’s debt securities. Preferred stock may also be subject to the risk that the issuer is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations.

Registered Investment Company, Exchange-Traded Funds and Exchange-Traded Products Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or ETFs invest. When the Fund invests in investment company or ETF securities, shareholders of the Fund bear their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company, ETF or ETP could cause the cost of investing in the Fund to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the instruments underlying the investment company, ETF or ETP. To the extent that the Fund invests in any investment company, ETF or ETP sponsored by the Adviser or its affiliates, the Adviser may waive certain fees and expenses.

Because ETF shares are listed and traded on national stock exchanges, they may trade at a discount or premium to their NAV. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Finally, because the value of ETF shares depends in part on the demand for them in the market, the Adviser may not be able to liquidate an ETF position at the NAV of the ETF, adversely affecting the Fund’s performance.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. If a right or warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right or warrant. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Small and Micro Capitalization Company Risk. Investments in small and micro capitalization companies may entail greater risks and their securities’ prices may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small and micro capitalization companies may be traded in lower volume and be less liquid. At certain times, the general market may not favor the smaller, growth-oriented companies in which the Fund invests and as a result the Fund could underperform the general market. Smaller companies may have more limited

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product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company’s operations and performance which could have a significant impact on the price of the security. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.

Value Investment Risk. The determination that a stock is undervalued is subjective, the market may not agree and the stock’s price may not rise to what the Adviser believes is its full value. The value of the Fund’s shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.

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MANAGEMENT

The Caravan Frontier Markets Opportunities Fund (the “Fund”) is a series of Forum Funds II (the “Trust”), an open-end, management investment company (mutual fund). The Board of Trustees (the “Board”) oversees the management of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s SAI.

Investment Adviser

The Fund’s investment adviser is Caravan Capital Management, LLC (the “Adviser”), 950 Pacific Avenue, Suite 500, Tacoma, WA 98402. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Fund. As of December 31, 2018, the Adviser had $40 million of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.10% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. For the fiscal year ended September 30, 2018, the Adviser waived its entire advisory fee for the Fund. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Supra Institutional Shares to 1.30%, and Institutional Shares to 1.60% through at least February 1, 2020 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Advisory Agreement is included in the semi-annual report for the period ending March 31, 2018.

Portfolio Manager

Cliff Quisenberry is the Portfolio Manager of the Caravan Frontier Markets Opportunities Fund. He is also founder, Chief Executive Officer and Chief Investment Officer of the Adviser.

Mr. Quisenberry has over 30 years of experience in the investment management industry, including over 20 years of experience managing portfolios of emerging market equities. Mr. Quisenberry began his career in 1987 at Fred Alger Management in New York as a research associate and was a Vice President and portfolio manager at Cutler & Company from 1990 to 1994. In 1994 he joined Parametric, a Seattle-based subsidiary of Eaton Vance, where he became Parametric’s Director of Research and served as chief of emerging market strategies and portfolio manager of the Eaton Vance Tax-Managed Emerging Markets Fund (EITEX). Mr. Quisenberry introduced frontier market countries in that strategy in 1997 by investing in such countries as Kenya and Botswana. Mr. Quisenberry has been invited to speak on frontier emerging markets around the world by the CFA Institute and has been published in the Pensions & Investments and The Journal of Wealth Management, and interviewed by The Wall Street Journal, Bloomberg News and CNBC.

Mr. Quisenberry graduated magna cum laude from Yale University in 1987 with a BA degree in Economics. He has been a CFA Charter holder since 1990.

The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of Fund shares by the portfolio manager.

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Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides fund accounting, fund administration, and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Atlantic, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. The Adviser or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Service provider waivers may be different in dollar and percentage amount for different classes of the Fund, as applicable, may be voluntary, and do not affect the Adviser’s contractual waiver. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. Any agreement to waive fees or to reimburse expenses increases the investment performance of the applicable Fund and its share classes for the period during which the waiver or reimbursement is in effect. Current Adviser fee waiver and/or expense reimbursements are reflected in the section titled “Fees and Expenses.”

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YOUR ACCOUNT

How to Contact the Fund

E-mail the Fund at:

caravan.ta@atlanticfundservices.com

Write the Fund:

Caravan Frontier Markets Opportunities Fund

P.O. Box 588

Portland, Maine 04112

Overnight Address:

Caravan Frontier Markets Opportunities Fund

c/o Atlantic Fund Services

Three Canal Plaza, Ground Floor

Portland, Maine 04101

Telephone the Fund at:

(844) 856-1516 (toll free)

Wire investments (or ACH payments):

Please contact the transfer agent at (844) 856-1516 (toll free) to obtain the ABA routing number and account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV. Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request, including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

If your account is deemed abandoned or unclaimed by applicable state law, the Fund may be required to "escheat" or transfer the property to the appropriate state's unclaimed property administration. Certain states have laws that allow shareholders to name a representative to receive notice of abandoned property (“escheatment”) by submitting a designation form, which generally can be found on the official state website. In such states, if a shareholder designates a representative to receive escheatment notices, any notice generally will be delivered as required by the state’s laws. A completed designation form should be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary. Shareholders should check their state’s official website to get more information on escheatment law(s).

NAV Determination. The NAV of the Fund is determined by taking the value of the assets of the Fund, subtracting the value of the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time). The NYSE is open every weekday other than NYSE holidays and early closings, which are published at www.nyse.com and subject to change without notice.

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The Fund values securities at current market value, where market quotations are available, using the last reported sales price or the official closing price, as provided by independent pricing services. In the absence of sales, securities are valued at the mean of the last bid and asked prices. Non-exchange traded investment companies are valued at their NAVs. Certain short-term securities may be valued at amortized cost. Insofar as the Fund invests in securities that trade on foreign markets, which may be open for trading when the NYSE is closed, the prices of investments held by the Fund may fluctuate on days when the Fund does not sell or redeem shares. Quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the foreign exchange rate in effect at the time the NAV is calculated.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with these procedures to a Valuation Committee. The Valuation Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

Although the Fund generally prices its foreign securities using their closing prices from the foreign markets where they trade (typically prior to the Fund’s calculation of its NAV), these prices may be affected by events that occur after the close of the foreign market but before the Fund prices its shares. As a result, the Fund’s investments in foreign securities are more likely to require a fair value determination than investments in domestic securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, “financial intermediaries”), to accept purchase and redemption orders on the Fund’s behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day’s NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such

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compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Trust’s Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

Choosing a Share Class

The Fund offers two classes of shares: Supra Institutional and Institutional Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Supra Institutional Shares. Supra Institutional Shares are intended to be offered and sold to initial seed investors and larger institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates, and religious and charitable organizations). Supra Institutional Shares are not sold with the imposition of initial sales charges and are not subject to Rule 12b-1 fees, but may be subject to a shareholder services fee. A higher minimum initial investment is required to purchase Supra Institutional Shares.

Institutional Shares. Institutional Shares of the Fund are designed for individual investors who meet the minimum investment threshold and for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Shares are sold without the imposition of initial sales charges and are not subject to Rule 12b-1 fees.

	Supra Institutional Shares	Institutional Shares
Minimum Initial Investment	$10,000,000	$1,000,000
Sales Charges	None	None
Rule 12b-1 Distribution Fees	None	None

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Under certain circumstances, an investor’s investment in one class of shares of the Fund may be converted into an investment in the other class of shares of the Fund. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder’s basis in the acquired shares will be the same as such shareholder’s basis in the converted shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any exchange of shares.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check or wire. Purchases made through financial intermediaries will be subject to the payments terms required by the particular financial intermediary. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to “Caravan Frontier Markets Opportunities Fund.” For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Caravan Frontier Markets Opportunities Fund.” A $20 charge may be imposed on any returned checks.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Supra Institutional Shares		Institutional Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$10,000,000	$1,000,000	$100,000	$10,000
Retirement Accounts	$10,000,000	$1,000,000	$100,000	$10,000

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust. In addition, the Fund may waive or reduce the initial or subsequent minimum investment amounts applicable to Supra Institutional Shares for asset management firms and/or institutional investors upon entering into a letter of intent with the Adviser evidencing a commitment to invest at least $10 million in aggregate in the Fund within 180 days of the initial purchase. If, after 180 days, an asset management firm or institutional investor is unable to meet its commitment to invest $10 million, the Supra Institutional Shares will be converted to Institutional Shares.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

There is no initial or subsequent investment minimum for directors, officers and employees of the Adviser or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative, or the estate of any such person or relative.

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Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts • Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) • These custodial accounts are owned by a minor child but controlled by an adult custodian.	• Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities • These accounts are owned by the entity, but control is exercised by its officers, partners or other management.	• The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.
Trusts • These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	• The trust must be established before an account may be opened. • The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Foreign Shareholders. The Fund generally requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund. Non-U.S. persons who meet the customer identification and verification requirements under the Trust’s Anti-Money Laundering Program may be accepted in the sole discretion of Trust management.

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Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary • Contact your financial intermediary using the method that is most convenient for you.

By Check

•     Call, write or e-mail the Fund for an account application.

•     Complete the application (and other required documents, if applicable).

•     Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check • Fill out an investment slip from a confirmation or write the Fund a letter. • Write your account number on your check. • Mail the Fund the investment slip or your letter and the check.

By Wire

•     Call, write or e-mail the Fund for an account application.

•     Complete the application (and other required documents, if applicable).

•     Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•     Mail the Fund your original application (and other required documents, if applicable).

•     Instruct your U.S. financial institution to wire money to the Fund.

By Wire • Instruct your U.S. financial institution to wire money to the Fund.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund may receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares is subject to a redemption fee of 2.00% of the amount redeemed within 90 days of purchase. This redemption fee, which may discourage frequent trading by investors, offsets costs the Fund may incur as a result of redemptions related to market timing. See “Selling Shares - Redemption Fee” for additional information.

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its

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NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities will reduce or eliminate market timing.

The investment in securities of micro, small capitalization or mid capitalization companies may make the Fund more susceptible to market timing, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations. The Fund may restrict purchases in an account when share purchase and sale activity exceed certain dollar thresholds within a particular time period, in accordance with the Fund’s policies and procedures.

Canceled or Failed Payments. The Fund accepts checks at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in-kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account

Through a Financial Intermediary • If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•     Prepare a written request including:

•     your name(s) and signature(s);

•     your account number;

•     the Fund name and class;

•     the dollar amount or number of shares you want to sell;

•     how and where to send the redemption proceeds;

•     a Medallion Signature Guarantee (if required); and

•     other documentation (if required).

•     Mail the Fund your request and documentation.

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How to Sell Shares from Your Account

By Telephone

•     Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•     Provide the following information:

•     your account number;

•     the exact name(s) in which the account is registered; and

•     an additional form of identification.

•     Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•     Complete the systematic withdrawal section of the application.

•     Attach a voided check to your application.

•     Mail the completed application to the Fund.

•     Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (844) 856-1516 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•	written requests to redeem $100,000 or more;
•	changes to a shareholder's record name or account registration;
•	paying redemption proceeds from an account for which the address has changed within the last 30 days;
•	sending redemption and distribution proceeds to any person, address or financial institution account not on record;
•	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
•	adding or changing wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

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Redemption Fee. If you redeem your shares in the Fund within 90 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fee (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

The following redemptions may be exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

•	redemption of shares in a deceased shareholder’s account;
•	redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);
•	redemption of shares purchased through a dividend reinvestment program;
•	redemption of shares pursuant to a systematic withdrawal plan;
•	redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) or a plan operating consistent with Section 403(b) of the IRC; and
•	redemptions from share transfers, rollovers, re-registrations within the same fund or conversions from one share class to another within the Fund, if applicable.

The Fund may require appropriate documentation of eligibility for exemption from application of the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above. Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on the Fund’s shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee is treated. If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers collects a redemption fee for the Fund, no redemption fee will be charged directly to the financial intermediary’s account by the Fund. Certain financial intermediaries that operate omnibus accounts may waive the redemption fee, subject to approval of a Fund officer.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Supra Institutional Shares	Institutional Shares
Standard Accounts	$10,000,000	$100,000
Retirement Accounts	$10,000,000	$100,000

Redemptions in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. Pursuant to an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of the Fund’s portfolio, individual securities, or a representative basket of securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of

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any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Shareholder Service Fees. The Fund may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a “Qualified Retirement Account.” The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

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OTHER INFORMATION

Distributions and Dividend Reinvestments. The Fund declares dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Most investors typically have their income dividends and capital gain distributions (each a “distribution”) reinvested in additional shares of the distributing Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any Covered Shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Taxes. The Fund intends to qualify each year as a regulated investment company and, as such, generally is not subject to entity level tax on the income and gain it distributes to shareholders. The Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund’s distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions also may be subject to state and local income taxes. Some Fund distributions also may include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

The Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain − a maximum rate of 15% or 20%, depending on a shareholder’s level of taxable income and the shareholder’s filing status. A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding real estate investment trusts) and excludes dividends from foreign corporations − subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations are no longer subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)

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At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. A distribution reduces the NAV of Fund shares by the amount of the distribution.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption and any such gain may be taxed to individual and certain other non-corporate shareholders. Long-term capital gain rates applicable to individuals are taxed at the 15% or 20% maximum federal income tax rates mentioned above or 25% depending on the nature of the capital gain. Any capital loss arising from the redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund is required to withhold federal income tax at the rate of 24% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

The Fund (or its administrative agent) is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem where the cost basis of the shares is known by the Fund (“Covered Shares”). Cost basis will be calculated using the Fund’s default method, which is first-in first-out, unless you instruct the Fund in writing to use a different acceptable method for basis determination (e.g., average basis or specific identification method). The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This tax, if applicable, is reported by you on, and paid with, your federal income tax return and is in addition to any other taxes due on the income described in this paragraph. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

Fund shares are generally not sold outside the United States. Non-U.S. investors should be aware that U.S. withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and U.S. estate taxes, may apply to any investment in the Fund.

For further information about the tax effects of investing in the Fund, please see the SAI.

This discussion of distributions and taxes is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

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Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), custodian, principal underwriter and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report dated September 30, 2018, which is available upon request.

	November 15, 2017 (a) Through September 30, 2018
SUPRA INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.19
Net realized and unrealized loss	(1.37)
Total from Investment Operations	(1.18)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.00	)(c)
Total Distributions to Shareholders	(0.00)
REDEMPTION FEES(b)	0.00	(c)
NET ASSET VALUE, End of Period	$8.82
TOTAL RETURN	(11.77	)%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$14,324
Ratios to Average Net Assets:
Net investment income	2.15	%(e)
Net expenses	1.30	%(e)
Gross expenses (f)	3.04	%(e)
PORTFOLIO TURNOVER RATE	12	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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	November 14, 2017(a) Through September 30, 2018
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.17
Net realized and unrealized loss	(1.37)
Total from Investment Operations	(1.20)
REDEMPTION FEES(b)	0.00	(c)
NET ASSET VALUE, End of Period	$8.80
TOTAL RETURN	(12.00	)%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$1,332
Ratios to Average Net Assets:
Net investment income	1.98	%(e)
Net expenses	1.60	%(e)
Gross expenses (f)	4.52	%(e)
PORTFOLIO TURNOVER RATE	12	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

32

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

SUPRA INSTITUTIONAL SHARES (CSFOX)

INSTITUTIONAL SHARES (CFROX)

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Caravan Frontier Markets Opportunities Fund

P.O. Box 588

Portland, Maine 04112

(844) 856-1516 (toll free)

caravan.ta@atlanticfundservices.com

The annual/semi-annual reports and SAI are not available on the Fund’s website as the Fund does not maintain a website at this time.

Securities and Exchange Commission Information

You may also review and copy the Fund’s annual and semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission

Public Reference Section

Washington, D.C. 20549-1520

e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC’s EDGAR database website at www.sec.gov.

206-PRU-0219

Distributor

Foreside Fund Services, LLC

www.foreside.com

Investment Company Act File No. 811-22842